Intangible Assets (Tables)	9 Months Ended
Sep. 30, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed [Table Text Block]
The acquisition price was allocated on a preliminary basis, which is subject to change, to the assets acquired and liabilities assumed based upon their estimated fair values and the information available to management. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of the acquisition date.

Cash	$362
Property and equipment	7,820
Intangibles	11,128,790
Total assets acquired	$11,136,972
Liability assumed (HPI)	(3,874,000)
Liabilities assumed	(1,205,564)
Net assets acquired/total consideration transferred	$6,057,408

Intangible Assets Disclosure [Text Block]	Intangible assets consisted of the following at September 30, 2016 and December 31, 2015:
	September 30, 2016	December 31, 2015

Intangibles acquired from Moleculin, LLC	$11,128,790	$–

Business Acquisition, Pro Forma Information [Table Text Block]
This information has been compiled from historical financial statements and is not necessarily indicative of the results that actually would have been achieved had the transaction already occurred or that may be achieved in the future.

	For the Three Months Ended September 30, 2016	Pro Forma For the Nine Months Ended September 30, 2016	Pro Forma For the Three Months Ended September 30, 2015	Pro Forma For the Nine Months Ended September 30, 2015

Total operating expenses	$(1,421,677)	$(2,561,908)	$(295,422)	$(769,549)
Net loss	$(1,432,079)	$(2,539,677)	$(297,129)	$(779,779)
Net loss per common share – basic and diluted	$(0.12)	$(0.27)	$(0.07)	$(0.38)
Weighted average outstanding common shares – basic and diluted	11,579,239	9,513,660	4,052,116	2,028,506